UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2017

Tenax Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34600	26-2593535
(State or other jurisdiction of incorporation)	(CommissionFile Number)	(IRS EmployerIdentification No.)

ONE Copley Parkway, Suite 490
Morrisville, NC 27560
(Address of principal executive offices) (Zip Code)

919-855-2100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                        Other Events.

On January 31, 2017, Tenax Therapeutics, Inc. issued a press release announcing top-line results from its Phase 3 LEVO-CTS trial. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference

Item 9.01                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release dated January 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tenax Therapeutics, Inc.

Date: January 31, 2017	By:	/s/ John Kelley
John Kelley
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Press Release dated January 31, 2017